UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 12, 2009

QLT Inc.
(Exact name of Registrant as Specified in its Charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-17082 (Commission File Number)	N/A (I.R.S. Employer Identification No.)
887 Great Northern Way, Suite 101, Vancouver, B.C.
Canada, V5T 4 T5
(Address of Principal Executive Offices)
(604) 707-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On January 12, 2009, QLT Inc. (“QLT”) reported that global sales of QLT’s Visudyne® (verteporfin) product for the fourth quarter ended December 31, 2008 were US$30.6 million, down 32.7% from the same period last year, and for the full year ended December 31, 2008 were US$141.9 million, down 34.0% from the prior year. Sales of Visudyne® in the U.S. for the fourth quarter were $8.0 million, down 20.0% from the same period last year, while sales outside of the U.S. for the fourth quarter were US$22.6 million, down 36.3% from the same period last year.
     The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.
     On January 12, 2009, QLT issued a press release announcing that on January 12, 2009, the United States Court of Appeals for the First Circuit (the “Court of Appeals”) affirmed the judgment of the United States District Court for the District of Massachusetts (the “District Court”) in the lawsuit brought against QLT by Massachusetts Eye and Ear Infirmary (“MEEI”) in connection with events related to U.S. patent no. 5,789,349 and certain of MEEI's research results related to QLT’s Visudyne® product. The Court of Appeals upheld the liability and damages aspects of the judgement of the District Court in which QLT was found liable under Massachusetts state law for unfair trade practices and was ordered to pay to MEEI damages equal to 3.01% on past, present and future worldwide net sales for Visudyne®, plus interest and certain legal fees. As a result of the court’s decision, QLT will be mailing to shareholders on or about Friday, January 16, 2009, a notice prescribed by the Canadian securities laws describing this change in QLT’s affairs and extending the expiry date of QLT’s modified “Dutch Auction” tender offer that commenced on December 5, 2008. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of QLT Inc., dated January 12, 2009.

99.2	Press Release of QLT Inc., dated January 12, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

. QLT INC.
Date: January 13, 2009	By:	/s/ Linda Lupini
		Name:	Linda Lupini
		Title:	Senior Vice President, Human Resources and Organizational Development

Exhibit Index

Exhibit No.	Description

99.1	Press Release of QLT Inc., dated January 12, 2009.

99.2	Press Release of QLT Inc., dated January 12, 2009.